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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) August 28, 2001

                               Allin Corporation
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

                    0-21395                             25-1795265
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          (Commission File Number)          (IRS Employer Identification No.)

            381 Mansfield Avenue
                 Suite 400
               Pittsburgh, PA                               15220
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(Address of Principal Executive Offices)                  (Zip Code)

                                (412) 928-8800
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             (Registrant's Telephone Number, Including Area Code)
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ITEM 9.  REGULATION FD DISCLOSURE

     Timothy P. O'Shea has stepped down as President of Allin Corporation to become the Managing Director of Allin Consulting of Pennsylvania, Inc., a wholly-owned subsidiary of Allin Corporation.

     The foregoing information shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            ALLIN CORPORATION


Date:  September 6, 2001                           /s/ Richard W. Talarico
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                                            Richard W. Talarico
                                            Chairman and Chief Executive Officer